Exhibit 10.26

LTIP UNIT AGREEMENT

(Second Amended and Restated 2015 Stock Award and Incentive Plan)
(LTIP II Units)

This LTIP UNIT AGREEMENT, dated as of [_____________] (the “Agreement”), is by and between Apartment Investment and Management Company, a Maryland corporation (the “Company”), Aimco OP L.P., a Delaware limited partnership (the “Partnership”), and [_____________] (the “Recipient”). Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings set forth in the Apartment Investment and Management Company Second Amended and Restated 2015 Stock Award and Incentive Plan (the “Plan”), and the Partnership Unit Designation relating to LTIP Units in the Partnership Agreement (the “Partnership Unit Designation” or “PUD”).

WHEREAS, effective [_____________] (the “Date of Grant”), pursuant to the Plan and the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Partnership Agreement”), the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company granted the Recipient this LTIP Award and hereby causes the Partnership to issue to the Recipient the maximum number of LTIP Units set forth below, having the rights, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein, in the Plan and in the Partnership Agreement.

NOW, THEREFORE, in consideration of the Recipient’s services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Number of LTIP Units. The Company hereby grants the Recipient an LTIP Unit Award (the “LTIP Award”) of [_____________] LTIP Units (the “LTIP Units”) pursuant to the terms of this Agreement, the provisions of the Plan and the provisions of the Partnership Agreement. The Recipient shall be admitted as a partner of the Partnership with beneficial ownership of the LTIP Units as of the Date of Grant by (i) signing and delivering to the Partnership a copy of this Agreement and (ii) signing, as a limited partner, and delivering to the Partnership a counterpart signature page to the Partnership Agreement (attached hereto as Exhibit A).

2.
Allocations/Distributions/Conversion.

(a)
Allocations.

(i)
Unless and until the LTIP Units are converted in accordance with Section 2(c) below (such LTIP Units being referred to herein as “Converted LTIP Units”), the LTIP Units shall have a Sharing Percentage of 2%. After any LTIP Units are converted into Converted LTIP Units pursuant to Section 2(c), they will have a Sharing Percentage of 100%. Provisions in the Partnership Unit Designation with respect to allocations in a Catch-Up Year will not apply to the Converted LTIP Units.

Exhibit 10.26

(ii)
The “REIT Share Economic Target” applicable to the LTIP Units prior to conversion to Converted LTIP Units means, as of any date, (x) the Market Value of a REIT Share on such date, multiplied by the Adjustment Factor, less (y) the closing price of Aimco’s Common Stock on the New York Stock Exchange on the Date of Grant (the “Grant Date Closing Price”). Notwithstanding Section 4(c) of the Partnership Unit Designation, the intention of the parties is to make the Capital Account balance of the holder of the LTIP Units (but not Converted LTIP Units), to the extent attributable to such holder’s LTIP Units, economically equivalent (on a per-unit basis) to the REIT Share Economic Target, as defined above. If the Capital Account of the holder of the LTIP Units (but not Converted LTIP Units), to the extent attributable to such holder’s LTIP Units, exceeds (on a per-unit basis) the REIT Share Economic Target, and Liquidating Losses are available to be allocated to an LTIP Unit, then any such Liquidating Losses shall be allocated to the holder of the LTIP Units until the holder’s Capital Account, to the extent attributable to such holder’s LTIP Units, is equal (on a per-unit basis) to the REIT Share Economic Target.
(b)
Distributions.

(iii)
From and after the Date of Grant, the Recipient shall be entitled to receive distributions with respect to all LTIP Units in accordance with the terms of the Partnership Unit Designation, subject to the Recipient’s Sharing Percentage specified above. Such LTIP Units shall be entitled to receive the full distribution payable on Partnership Common Units outstanding as of the record date next following the Date of Grant, multiplied by the Sharing Percentage, whether or not they have been outstanding for the whole period.
(iv)
To the extent that the Partnership makes distributions to holders of Partnership Common Units partially in cash and partially in additional Partnership Common Units or other securities, unless the Administrator in its sole discretion determines to allow the Recipient to make a different election, the Recipient shall be deemed to have elected with respect to all LTIP Units eligible to receive such distribution only in Partnership Common Units or other securities.
(c)
Conversion.

(v)
At any time prior to the ten year anniversary of the Date of Grant, the holder of LTIP Units shall have the right, at such holder’s option, at any time to convert all or a portion of such holder’s LTIP Units into a number of Converted LTIP Units equal to (x) the Market Value of a REIT Share on the Conversion Date, multiplied by the Adjustment Factor, less the Grant Date Closing Price, multiplied by (y) the number of LTIP Units being converted, and divided by (z) the Market Value of a REIT Share on the Conversion Date, multiplied by the Adjustment Factor.
(vi)
All of the provisions of Section 7 of the Partnership Unit Designation applicable to a conversion of LTIP Units into Partnership Common Units shall apply to a conversion of LTIP Units into Converted LTIP Units hereunder, mutatis mutandis, except that (i) the holder need not be a Qualifying Party, (ii) the Capital Account Limitation shall not apply, (iii) the Conversion Notice shall be a notice in the form attached hereto as Annex I, (iv) Section 7(c) (Forced Conversion) shall not apply, and (v) Section 7(e) (reduction of Economic Capital Account Balance) shall not apply.

Exhibit 10.26

(vii)
Converted LTIP Units may be converted into Partnership Common Units pursuant to Section 7 of the Partnership Unit Designation.
3.
Tax Matters.

(a)
83(b) Election. The Recipient may make an election to include in gross income in the year of transfer the fair market value of the LTIP Units granted hereunder in accordance with Section 83(b) of the Code.

(b)
Withholding and Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Recipient for income tax purposes or subject to the Federal Insurance Contributions Act withholding with respect to the LTIP Units granted hereunder, the Recipient will pay to the Company or, if appropriate, any of its subsidiaries, or make arrangements satisfactory to the Administrator regarding payment of, any United States federal, state or local or foreign taxes of any kind required by law to be withheld with respect to such amount. The Company may cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from LTIP Units granted to the Recipient with an aggregate value that would satisfy the withholding amount due. The obligations of the Company under this Agreement shall be conditional on such payment or arrangements, and the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Recipient.

BY SIGNING THIS AGREEMENT, THE RECIPIENT REPRESENTS THAT HE OR SHE HAS REVIEWED WITH HIS OR HER OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HE OR SHE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS. THE RECIPIENT UNDERSTANDS AND AGREES THAT HE OR SHE (AND NOT THE COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

4.
Investment Representation; Registration. The Recipient hereby warrants and represents to and agrees with the Company as follows:
(b)
The LTIP Units issued pursuant to this Agreement will be acquired for the account of the Recipient for investment only and not with a view to, nor with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein. The Recipient acknowledges that the issuance of the LTIP Units has not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, or the securities or real estate syndication laws of any state or other jurisdiction, and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable laws of states or other jurisdictions or an exemption from such registration is available. The Recipient acknowledges that the Company does not have any intention of registering the resale of any LTIP Units issued hereunder under the Securities Act or of supplying the information necessary for the Recipient to sell any such LTIP Units; and that the Company and the Partnership shall be organized and operated so as to be exempt from registration under the

Exhibit 10.26

Investment Company Act of 1940, as amended, and from the provisions of that statute designed to protect investors.
(c)
The Recipient also understands that the transfer of any LTIP Units issued pursuant to this Agreement will be subject to restrictions contained in the Partnership Agreement, as well as the restrictions set forth in this Agreement.
(d)
The Recipient acknowledges that (i) he or she has no obligation whatsoever to acquire the LTIP Units issued pursuant to this Agreement, (ii) his or her acquisition of the LTIP Units issued pursuant to this Agreement is not, and will not be, in any way whatsoever a condition of continued employment with the Company or any entity affiliated with the Company, (iii) neither the offer to the Recipient of the opportunity to acquire the LTIP Units or any shares of Stock issued pursuant to the Partnership Agreement nor this Agreement, shall be deemed to constitute a contract of employment or to impose any obligation upon the Company or any of its affiliates to continue to employ the Recipient, and (iv) nothing stated or implied in this Agreement or in the Partnership Agreement shall be construed to abrogate, amend or otherwise affect any rights or obligations with respect to employment which the Company or any of its affiliates or the Recipient may otherwise have by agreement or under law.
(e)
The Recipient acknowledges that he or she has been furnished a copy of the Partnership Agreement, has carefully read and understands the provisions of the Partnership Agreement, has had the opportunity to ask questions of the Company and has received answers from the Company concerning the provisions of the Partnership Agreement, and the terms and conditions of the offering of the LTIP Units. The Recipient further acknowledges that he or she has been furnished information regarding the activities of the Company, has had the opportunity to ask questions of the Company concerning such activities, and is satisfied with all such information and such answers as he or she has received. The Recipient acknowledges that no representation has been made by the Company otherwise by or on behalf of the Company as to any current value of the assets held by the Company or as to any prospective return on any LTIP Units issued pursuant to this Agreement. The Recipient further acknowledges that he or she has not relied, in connection with the acquisition of the LTIP Units, upon any representations, warranties or agreements other than those set forth in this Agreement or the Partnership Agreement. The Recipient further acknowledges that he or she provides services to the Company on a regular basis and that, in such capacity, the Recipient has access to all such information, and has such experience and involvement in connection with the business and operations of the Company, as the Recipient believes to be necessary and appropriate to make an informed decision to accept the LTIP Units granted pursuant to this Agreement.
(f)
The Recipient acknowledges that neither the Company nor any of its affiliates is rendering any tax, legal or financial advice or recommendation to acquire the LTIP Units issued pursuant to this Agreement. The Recipient has been informed that he or she should consult his or her own tax, legal and financial advisors to the extent the Recipient seeks advice regarding these matters.
(g)
The Recipient makes the representation regarding his or her status as an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act as set forth below the Recipient’s name on the signature page hereto.

Exhibit 10.26

(h)
So long as the Recipient holds LTIP Units, the Recipient shall disclose to the Company in writing such information as may be reasonably requested with respect to direct or indirect ownership of any LTIP Units issued pursuant to this Agreement as the Company may deem reasonably necessary to ascertain and to establish compliance with provisions of the Code, applicable to the Company or to comply with requirements of any other appropriate taxing authority.
(i)
The Recipient shall indemnify and hold the Company harmless from and against any and all loss, cost, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Recipient in this Agreement or any other document furnished by it to the Company in connection with this Award, including, without limitation, the Partnership Agreement.
5.
Miscellaneous.
(j)
Entire Agreement. This Agreement, the Plan and the Partnership Agreement contain the entire understanding and agreement of the Company, the Partnership, and the Recipient concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the parties with respect thereto.
(k)
Captions. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.
(l)
Counterparts. This Agreement may be executed in counterparts, each of which when signed by the Company, the Partnership, or the Recipient will be deemed an original and all of which together will be deemed the same agreement.
(m)
Notices. Any notice or communication having to do with this Agreement must be given by personal delivery or by certified mail, return receipt requested, addressed, if to the Company, the Partnership, or the Committee, to the attention of the General Counsel of the Company at the principal office of the Company and, if to the Recipient, to the Recipient’s last known address contained in the personnel records of the Company.
(n)
Succession and Transfer. Each and all of the provisions of this Agreement are binding upon and inure to the benefit of the Company and the Recipient and their permitted successors, assigns and legal representatives.
(o)
Amendments. Subject to the provisions of the Plan, this Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.
(p)
Governing Law. This Agreement and the rights of all persons claiming hereunder will be construed and determined in accordance with the laws of the State of Maryland without giving effect to the choice of law principles thereof.
(q)
Plan Controls. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the

Exhibit 10.26

provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Recipient confirms that he or she has received a copy of the Plan and has had an opportunity to review the contents thereof.
(r)
No Guarantee of Continued Service. The Recipient acknowledges and agrees that nothing herein, including the opportunity to make an equity investment in the Company, shall be deemed to create any implication concerning the adequacy of the Recipient’s services to the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary shall be construed as an agreement by the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary, express or implied, to employ the Recipient or contract for the Recipient’s services, to restrict the right of the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary, as applicable, to discharge the Recipient or cease contracting for the Recipient’s services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services that may exist between the Recipient and the Company, any Company Subsidiary, the Partnership or any Partnership Subsidiary, as applicable.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

APARTMENT INVESTMENT AND

MANAGEMENT COMPANY

By: _____________________________

AIMCO OP L.P.

By: AIMCO OP GP, LLC,

Its General Partner

By:

Name:

Title:

Recipient:

By:

Name:

Address:

Exhibit 10.26

Section 6(f) Representation. Please initial or check ALL of the boxes which correctly describe the Recipient.


The Recipient is a natural person: (i) whose individual net worth (assets minus liabilities), or joint net worth with that person’s spouse, exceeds $1,000,000 ((a) excluding (1) as an asset, the value of such natural person’s primary residence and (2) as a liability, the outstanding indebtedness secured by such natural person’s primary residence up to the fair market value of such primary residence, provided, however, that if the amount of such outstanding indebtedness has increased within the previous 60 days, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability and (b) including, as a liability, the outstanding indebtedness secured by the natural person’s primary residence in excess of the fair market value of such primary residence), or (ii) who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

The Recipient is a natural person who is a director or executive officer (as defined below) of the Company. As used herein, “executive officer” shall mean the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company.

Neither of the prior boxes correctly describes the Recipient.

Exhibit 10.26

EXHIBIT A

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Participant, desiring to become one of the within named Limited Partners of Aimco OP, L.P., hereby becomes a party to the Amended and Restated Agreement of Limited Partnership of Aimco OP L.P., as amended through the date hereof (the “LP Agreement”).

The Participant constitutes and appoints the General Partner and its authorized officers and attorneys-in-fact, and each of those acting singly, in each case with full power of substitution, as the Participant’s true and lawful agent and attorney-in-fact, with full power and authority in the Participant’s name, place and stead to carry out all acts described in Section 2.4.A of the Partnership Agreement, such power of attorney to be irrevocable and a power coupled with an interest pursuant to Section 2.4.B of the LP Agreement.

The Participant agrees that this signature page may be attached to any counterpart of the Partnership Agreement.

[PARTICIPANT]

By:
Name:
Date:

Address of Participant:

Exhibit 10.26

ANNEX I

NOTICE OF CONVERSION OF LTIP UNITS

To: Aimco OP L.P.
c/o Aimco OP GP, LLC
4582 South Ulster Street, Suite 1450 Denver, Colorado 80237
Attention: Investor Relations

The undersigned holder of LTIP Units hereby irrevocably elects to convert the number of LTIP Units in Aimco OP L.P. (the “Partnership”) set forth below into Converted LTIP Units in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of Aimco OP L.P., dated as of December 14, 2020, as it may be amended and supplemented from time to time, and the LTIP Unit Agreement, dated as of ___________ (the “Award Agreement”), between Apartment Investment and Management Company, the Partnership, and ____________. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Award Agreement. The undersigned hereby represents, warrants, and agrees that: (i) the undersigned holder of LTIP Units has, and at the Conversion Date will have, good, marketable and unencumbered title to such LTIP Units, free and clear of the rights or interests of any other person or entity; (ii) the undersigned holder of LTIP Units has, and at the Conversion Date will have, the full right, power and authority to convert such LTIP Units as provided herein; and (iii) the undersigned holder of LTIP Units has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such conversion.

Name of Holder:

Dated:

Number of LTIP Units to be converted:

Conversion Date:

(Signature of Holder)

(Street Address)

(City) (State) (Zip Code)

Medallion Guarantee:

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS), WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO SEC RULE 17Ad-15.